MID-YEAR REPORT 2000


                                 TRI-CONTINENTAL
                                   CORPORATION


                         AN INVESTMENT YOU CAN LIVE WITH

TRI-CONTINENTAL CORPORATION INVESTS TO
PRODUCE FUTURE GROWTH OF BOTH CAPITAL
AND INCOME, WHILE PROVIDING REASONABLE
CURRENT INCOME.




        TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION

     Tri-Continental Corporation's Annual Stockholders' Meeting took place on May 18, 2000, in Pasadena, California. At the meeting, four directors were elected and the selection of Deloitte & Touche LLP as auditors was ratified. For complete results of the vote, please refer to page 23.

     As many of you know, Tri-Continental Corporation's Annual Meetings are held in different locations each year to give as many Stockholders as possible the opportunity to attend. It also provides us with the opportunity to speak with Stockholders, and to find out how they feel about their investment in the Corporation. Of course, regardless of our efforts to make the Meeting accessible, we can only speak directly with a small percentage of Stockholders. In order to reach a greater number of Stockholders, we have designed a brief Stockholder survey, included with this report, that we hope you will take a few moments to complete. Thank you in advance for taking time to provide us with your responses, which are anonymous.

     We thank you for your continued support of Tri-Continental Corporation, and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers regarding the Corporation's results follows this letter.

By order of the Board of Directors,


/s/ William C. Morris                /s/ Brian T. Zino
---------------------                -----------------
William C. Morris                    Brian T. Zino
Chairman                             President

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS

[PHOTO OF GROWTH AND INCOME TEAM]

GROWTH AND INCOME TEAM: (STANDING FROM LEFT)
AMY FUJII, JOHN ROTH, MELANIE RAVENELL
(ADMINISTRATIVE ASSISTANT), (SEATED, FROM
LEFT) CHARLES SMITH (PORTFOLIO MANAGER),
RODNEY COLLINS (CO-PORTFOLIO MANAGER)


HOW DID TRI-CONTINENTAL PERFORM DURING THE FIRST SIX MONTHS OF 2000?

     For the six-month period ended June 30, 2000, Tri-Continental Corporation posted a total return of -0.28% based on net asset value and -6.77% based on market price. This compares to -0.42% for the Standard & Poor's 500 Composite Stock Index (S&P 500) and 1.22% for the average net asset value returns of the Corporation's peers, as measured by the Lipper Closed-End Growth & Income Funds Average.

WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE CORPORATION'S RESULTS DURING THE FIRST HALF OF THE FISCAL YEAR?

     The Federal Reserve Board has been raising interest rates, steadily and somewhat aggressively, for one full year now in an attempt to place a drag on the economy. At first, these actions seemed to have little or no effect -- consumer confidence remained high, which fueled spending; unemployment remained historically low, which nearly created a labor shortage; and price increases in some areas of the economy seemed to be accelerating.

     Toward the end of the first quarter of 2000, investors began to worry that the Fed's actions thus far had been insufficient, forcing it to continue to raise rates, which could adversely affect stock prices. This growing uncertainty finally toppled the most richly valued stocks -- mostly technology issues -- by the middle of March. The Nasdaq Composite Index (a technology-heavy index) peaked at 5049 on March 10 and reached a low of 3165 on May 23 -- a 37% decline from peak to trough. During this two-month period of steep losses in the technology sector, investors began to focus on companies that could deliver solid earnings, rather than just on those whose prices had been driven by momentum.

     In June, evidence began to appear that the economy was in fact slowing, and at the June meeting interest rates were left unchanged -- a confirmation that the Fed was becoming convinced that its previous actions were having the desired effect. This lifted some of the uncertainty from the market, and technology stocks staged a recovery, while value-style stocks lagged for the month.

WHAT WAS YOUR INVESTMENT STRATEGY?

     The weakness in technology stocks during the first half of 2000 provided an opportunity to increase Tri-Continental's weighting in this sector. We had wanted to increase the Corporation's exposure to this important area of the market for some time but valuations, in our opinion, were just too high. We were gratified that we had stood by this conviction when the technology sector corrected dramatically in

TRI-CONTINENTAL CORPORATION

March. As many of these stocks came down in price during this correction, we added several technology names. We will continue to watch for opportunities to further increase the Corporation's weighting in this sector and, if we can find attractively valued stocks, would like to achieve a more significant weighting in technology by year end. However, we will remain mindful of valuations, and will not pursue these companies if we believe their prices are unreasonable. We expect that some weakness in technology will continue through the end of the summer and into the fall, and we'll look for opportunities to take advantage of any such weakness to buy high-quality technology companies for the portfolio.

WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

     Tri-Continental's overweighting in energy and utilities was clearly a benefit during the first half of the year as the increase in oil prices and increased demand for natural gas pushed stocks for these companies higher. We think that energy stocks will continue to do well as the global economy continues to recover.

     The Corporation remained overweighted in financial stocks. Although these stocks generally do not perform well in a rising-rate environment and, in fact, the group as a whole was flat for the period, the financial stocks in the portfolio delivered strong performances, and this group was a positive contributor to Tri-Continental's returns.

WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

     The worst-performing market sectors during the first half of the year were basic materials, consumer stocks, and telecommunications. Fortunately, the Corporation was underweighted in basic materials and consumer stocks. We were overweighted in telecommunications, which hurt the Fund's performance relative to its benchmarks, but plan to remain overweighted, because we believe that these stocks represent good value for the long term.

WHAT IS YOUR OUTLOOK?

     We believe that the economy and the stock market will continue to moderate, as we began to see during the end of the first half of the year. In such an environment, we believe that investors will once again focus on corporate earnings and stock-price valuations. We have said for some time that the exuberance in the market would necessarily have to abate, and that the market would, at some point, focus on fundamentals. We feel this is beginning to happen and that it should favor Tri-Continental's investment approach of identifying well-managed companies that trade at what we believe are attractive valuations relative to their earnings and cash flows. However, market cycles do not end overnight. We expect that there will be relatively high market volatility through the end of the year, although perhaps not to the extent that we saw in 1999. We also believe that the market will continue to broaden, which should benefit a well-diversified portfolio such as Tri-Continental.

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2000

                                                                                     Average Annual
                                                                           -----------------------------------
                                            Three            Six            One           Five            10
                                           Months*         Months*         Year           Years          Years
                                           -------         -------         -----          -----          -----
       Market Price**                       1.54%           (6.77)%        (3.90)%        17.96%         13.63%

       Net Asset Value**                   (0.47)           (0.28)          0.38          19.09          14.42

       Lipper Closed-End
         Growth & Income
         Funds Average***                  (3.03)            1.22           4.21          17.45          13.98

       S&P 500***                          (2.66)           (0.42)          7.24          23.80          17.80

PRICE PER SHARE

                                           June 30, 2000         March 31, 2000          December 31,1999
                                           -------------         --------------          ----------------
       Market Price                            $25.25               $25.50                    $27.875

       Net Asset Value                          31.80                32.76                     32.82


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                                             Capital Gain
                                                       ---------------------------------------------------------
                            Dividends Paid+              Paid                  Realized               Unrealized
                            --------------             ---------               ---------               ---------
                                 $0.17                   $0.56++                 $0.74                   $8.02+++


--------------------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

    * Returns for periods of less than one year are not annualized.

   ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

  *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

    + Preferred Stockholders were paid dividends totaling $1.25 per share.

   ++ Represents realized capital gains from 1999, which were paid on June 22, 2000.

  +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.

--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SURVEY

     Tri-Continental is conducting a survey in an effort to find out more about the Corporation's Stockholders, particularly how they feel about their investment. Please take a few moments to complete this survey. It is a self mailer that can be folded, sealed, and mailed. Postage has already been paid, and your responses are anonymous.

TRI-CONTINENTAL'S DISCOUNT

     Closed-end funds, like Tri-Continental, usually trade at either a premium or at a discount; in other words, their market price may be higher or lower than net asset value. During the first six months of 2000, Tri-Continental's discount widened from 15.07% on December 31, 1999, to 20.60% on June 30, 2000. This resulted in a significant disparity between Tri-Continental's net asset value return of -0.28% and its market price return of -6.77% during this time.

     We were disappointed with this disparity and believe that the market is currently undervaluing Tri-Continental's stock. In fact, many market professionals believe that a discount represents a buying opportunity to acquire a professionally managed portfolio, with a competitive long-term performance history, at an attractive price. Of the six analysts who follow Tri-Continental (Morgan Stanley Dean Witter, Merrill Lynch, PaineWebber, Salomon Smith Barney, AG Edwards, and Everen Securities), all recommend the stock.

     Tri-Continental's manager, J. & W. Seligman & Co. Incorporated, has taken steps to reduce the discount including proactive contact with the sell-side analyst community, increasing market awareness through www.tri-continental.com, and maintaining an ongoing investor relations program, "Introduce Tri-Continental to a Friend." Also, in November 1999, Tri-Continental renewed its share buyback program for up to 7.5% of shares outstanding as long as the discount remains wider than 10%. While this program was not designed specifically to narrow the discount, it may be a secondary effect. Our studies show that closed-end funds with higher share count growth tend to have wider discounts, and this program will reduce Tri-Continental's share count growth by the number of shares repurchased.

WWW.TRI-CONTINENTAL.COM

   Up-to-date information about Tri-Continental--including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more--are now available at www.tri-continental.com. This website was developed for the convenience of current Stockholders and to publicize Tri-Continental.

STOCK REPURCHASE PROGRAM

     In November 1998, the Board of Directors authorized a share repurchase program for up to 7.5% of the Corporation's shares over a 12-month period. This program was reauthorized in November 1999. The Board's decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while reducing the number of shares outstanding and increasing the net asset value of the remaining shares.

     As of June 30, 2000, the Corporation had repurchased 3,241,927 shares, representing approximately 2.8% of the shares outstanding on November 19, 1999, the date the program was reauthorized. During this time, the Corporation purchased as many shares in the open market as was legally permissible. Under federal regulations, corporations are effectively restricted regarding the amount of their own stock they can repurchase in the open market. Among other restrictions, corporations are not permitted to repurchase in the open market during any one day more than 25% of the average daily trading volume of the previous four weeks. The repurchase of additional shares is expected to take place through November 2000, as long as the discount remains wider than 10%. The Board of Directors will then consider continuing the program.

TRI-CONTINENTAL CORPORATION

HIGHLIGHTS OF THE FIRST HALF

                                               JUNE 30,         DECEMBER 31,
ASSETS:                                          2000               1999
                                            --------------     -------------
Total assets .............................  $4,067,115,012     $4,152,589,054
Amounts owed .............................      44,790,120          5,088,570
                                            --------------     --------------
NET INVESTMENT ASSETS ....................  $4,022,324,892     $4,147,500,484
Preferred Stock, at par value ............      37,637,000         37,637,000
                                            --------------     --------------
Net Assets for Common Stock ..............  $3,984,687,892     $4,109,863,484
                                            ==============     ==============
Common shares outstanding ................     125,295,930        125,234,203
NET ASSETS BEHIND EACH COMMON SHARE ......          $31.80             $32.82


                                                 SIX MONTHS ENDED JUNE 30,
                                            ---------------------------------
                                                 2000               1999
                                            --------------     --------------
TAXABLE GAIN:
Net capital gain realized ................     $92,321,555       $245,285,567
Per Common share .........................           $0.74              $2.09
Unrealized capital gains,
  end of period ..........................  $1,004,270,869     $1,363,204,585
Per Common share, end of period ..........           $8.02             $11.61

DISTRIBUTION OF GAIN:
Per Common share .........................           $0.56              $0.67

INCOME:
Total income earned ......................     $31,270,745        $43,071,946
Expenses .................................      10,796,891         11,629,941
Preferred Stock dividends ................         940,925            940,925
                                            --------------     --------------
Income for Common Stock ..................     $19,532,929        $30,501,080
                                            ==============     ==============
Expenses to average
  net investment assets ..................           0.54%*             0.57%*
Expenses to average net assets
  for Common Stock .......................           0.55%*             0.58%*

DIVIDENDS PER COMMON SHARE ...............          $0.17              $0.24
With December 1999 gain distribution
  taken in shares ........................          $0.19                 --


----------
* Annualized.

TRI-CONTINENTAL CORPORATION

DIVERSIFICATION OF NET INVESTMENT ASSETS

The diversification of portfolio holdings by industry on June 30, 2000, was as follows. Individual securities owned are listed on pages 10 to 13.

                                                                                                       PERCENT OF
                                                                                                     NET INVESTMENT
                                                                                                         ASSETS
                                                                                                 -----------------------
                                                                                                 JUNE 30,    DECEMBER 31,
                                         ISSUES              COST                 VALUE            2000         1999
                                         ------         --------------        --------------     -------     -----------
NET CASH AND
  SHORT-TERM HOLDINGS                       3           $  157,148,208        $  157,148,208         3.9%        2.4%
TRI-CONTINENTAL
  FINANCIAL DIVISION                        2               13,197,906            13,332,545         0.3         0.3
                                          ---           --------------        --------------       -----       -----
                                            5           $  170,346,114        $  170,480,753         4.2%        2.7%
                                          ---           --------------        --------------       -----       -----
COMMON STOCKS:
 Aerospace                                 --                       --                    --          --         0.5%
 Automotive and Related                     2           $   44,644,387        $   41,305,918         1.0%        2.4
 Chemicals                                  1               38,990,527            28,371,875         0.7         1.1
 Communications                             5              314,439,683           321,887,682         8.0         7.9
 Communication Equipment                    2               91,879,556           108,427,875         2.7         2.6
 Computer and Business Services            12              606,821,214           932,052,385        23.2        19.8
 Consumer Goods and Services                5              173,975,387           199,900,651         5.0        12.4
 Drugs and Health Care                      9              344,383,856           491,153,644        12.2         9.3
 Electrical Equipment                      --                       --                    --          --         0.9
 Electric and Gas Utilities                 2              100,035,477           120,434,675         3.0         2.7
 Electronics                               --                       --                    --          --         0.9
 Energy                                     5              243,509,787           333,431,981         8.3         7.0
 Finance and Insurance                      9              431,763,872           654,795,922        16.3        15.3
 Machinery and
   Industrial Equipment                     2              162,656,072           284,244,525         7.1         7.1
 Office Equipment                           1               90,041,646            80,840,000         2.0         1.2
 Paper and Forest Products                  1               32,178,616            27,575,525         0.7         1.2
 Publishing                                --                       --                    --          --         0.8
 Retail Trade                               5              172,387,829           227,421,481         5.6         4.0
 Transportation                            --                       --                    --          --         0.2
                                          ---           --------------        --------------       -----       -----
                                           61           $2,847,707,909        $3,851,844,139        95.8%       97.3%
                                          ---           --------------        --------------       -----       -----

NET INVESTMENT ASSETS                      66           $3,018,054,023        $4,022,324,892       100.0%      100.0%
                                          ===           ==============        ==============       =====       =====

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
APRIL 1 TO JUNE 30, 2000

                                       SHARES
                              ------------------------
                                              HOLDINGS
ADDITIONS                     INCREASE         6/30/00
---------                     --------        --------

COMMON STOCKS
Agilent
   Technologies, Inc.         600,000         731,850(1)
Costco Wholesale
   Corporation                480,000         480,000
General Electric
   Company                    126,700       3,261,600(2)
Guidant Corporation           866,100         866,100
Hewlett-Packard
   Company                    345,700         345,700
International Business
   Machines Corporation       169,650         588,950
Microsoft Corporation         310,000       1,905,300
Pitney Bowes
   Incorporated               412,000       2,021,000
Sprint Corporation            750,000         750,000
Sun Microsystems, Inc.        328,400         328,400

                                        SHARES
                              ------------------------
                                              HOLDINGS
REDUCTIONS                    DECREASE         6/30/00
---------                     --------        --------

COMMON STOCKS
Bestfoods                   1,818,600              --
Bristol-Myers Squibb
   Company                     92,750         619,050
Clorox Company (The)          600,000              --
Coastal Corporation (The)     520,200       1,040,000
DaimlerChrysler
   Corporation                585,100              --
Gillette Company (The)      1,402,800         645,000
May Department Stores
   Company                    204,300       1,002,400
Mellon Financial
   Corporation              1,516,300              --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.
--------------------------------------------------------------------------------
(1) Includes 131,850 shares received as a result of a spinoff from Hewlett-Packard.
(2) Includes 2,174,400 shares received as a result of a 3-for-1 stock split.

10 LARGEST HOLDINGS
JUNE 30, 2000

                                                                PERCENT OF
SECURITY                                     VALUE         NET INVESTMENT ASSETS
----------                               ------------      ---------------------
General Electric Company                 $172,864,800               4.3
Microsoft Corporation                     152,364,459               3.8
Intel Corporation                         136,850,634               3.4
Applied Materials Inc.                    126,411,075               3.1
Cisco Systems, Inc.                       122,043,531               3.0
United Technologies Corporation           111,379,725               2.8
Wal-Mart Stores, Inc.                     103,673,137               2.6
Bank of New York Company, Inc.            101,569,950               2.5
Chubb Corporation (The)                    94,451,700               2.3
American International Group, Inc.         93,953,000               2.3

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS

                                                                                                           JUNE 30, 2000

                                                                                     SHARES                     VALUE
                                                                                ----------------           --------------
COMMON STOCKS 95.8%
AUTOMOTIVE AND RELATED - 1.0%
FORD MOTOR COMPANY                                                                   926,400               $   39,835,200
  Manufacturer and distributor of automobiles, trucks, and related parts
VISTEON CORPORATION                                                                  121,296                    1,470,718
  Provider of automotive technology systems                                                                --------------
                                                                                                           $   41,305,918
                                                                                                           --------------

CHEMICALS - 0.7%
DUPONT (E.I.) DE NEMOURS AND COMPANY                                                 648,500               $   28,371,875
                                                                                                           --------------
  Producer of chemicals

COMMUNICATIONS - 8.0%
AT&T CORP.                                                                         1,857,600               $   58,746,600
  Provider of telecommunications services
SBC COMMUNICATIONS, INC.                                                           1,913,480                   82,758,010
  Provider of telephone services
SPRINT CORPORATION                                                                   750,000                   38,250,000
  Provider of telecommunications services
VERIZON COMMUNICATIONS                                                               975,100                   60,699,975
  Provider of telephone services, systems, and equipment
WORLDCOM, INC.*                                                                    1,773,900                   81,433,097
  Provider of telecommunications services                                                                  --------------
                                                                                                           $  321,887,682
                                                                                                           --------------

COMMUNICATIONS EQUIPMENT - 2.7%
LUCENT TECHNOLOGIES INC.                                                             819,100               $   48,531,675
  Manufacturer of telecommunications equipment
NORTEL NETWORKS CORPORATION (CANADA)                                                 877,600                   59,896,200
  Provider of telecommunications equipment                                                                 --------------
                                                                                                           $  108,427,875
                                                                                                           --------------

COMPUTER AND BUSINESS SERVICES - 23.2%
AGILENT TECHNOLOGIES, INC.*                                                          731,850               $   53,973,936
  Designer of test and monitoring instruments, and semiconductors for diversified industries
AMERICA ONLINE, INC.*                                                                541,200                   28,548,300
  Provider of Internet access, as well as electronic mail, entertainment, reference and interactive publications
APPLIED MATERIALS, INC.*                                                           1,394,400                  126,411,075
  Manufacturer of semiconductor wafer fabrication equipment
CISCO SYSTEMS, INC.*                                                               1,921,000                  122,043,531
  Manufacturer of computer network products
DELL COMPUTER CORPORATION*                                                         1,555,300                   76,744,334
  International provider of computer systems and services
ELECTRONIC DATA SYSTEMS CORPORATION                                                1,292,000                   53,295,000
  Provider of management consulting and technology services
HEWLETT-PACKARD COMPANY                                                              345,700                   43,169,288
  Manufacturer of computers and peripherals
INTEL CORPORATION                                                                  1,023,900                  136,850,634
  Manufacturer of microprocessors and memory circuits
INTERNATIONAL BUSINESS MACHINES CORPORATION                                          588,950                   64,526,834
  Diversified technology provider
MICROSOFT CORPORATION*                                                             1,905,300                  152,364,459
  Provider of personal computer operating systems and
  application software products
ORACLE CORPORATION*                                                                  526,600                   44,250,856
  Provider of computer software
SUN MICROSYSTEMS, INC.*                                                              328,400                   29,874,138
  Manufacturer of computer peripherals                                                                     --------------
                                                                                                           $  932,052,385
                                                                                                           --------------

----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION

                                                                                                          JUNE 30, 2000

                                                                                     SHARES                     VALUE
                                                                                ----------------           --------------
CONSUMER GOODS AND SERVICES - 5.0%
ANHEUSER-BUSCH COMPANIES, INC.                                                       604,600               $   45,156,063
  Brewery; theme park operator; manufacturer and
    recycler of aluminum beverage containers
COCA-COLA COMPANY (THE)                                                              643,600                   36,966,775
  Manufacturer and marketer of soft drinks and consumer products
GILLETTE COMPANY (THE)                                                               645,000                   22,534,688
  Manufacturer of personal care products
PEPSICO, INC.                                                                      1,570,000                   69,766,875
  Manufacturer and marketer of soft drinks and consumer products
PROCTER & GAMBLE COMPANY (THE)                                                       445,000                   25,476,250
  Manufacturer and distributor of household and personal care products                                     --------------
                                                                                                           $  199,900,651
                                                                                                           --------------

DRUGS AND HEALTH CARE - 12.2%
ABBOTT LABORATORIES                                                                1,092,100               $   48,666,706
  Developer and manufacturer of diversified health care products
AMERICAN HOME PRODUCTS CORPORATION                                                 1,316,400                   77,338,500
  Developer and manufacturer of pharmaceuticals, food, and housewares
BAXTER INTERNATIONAL INC.                                                            658,200                   46,279,688
  Manufacturer and distributor of hospital and laboratory products
BRISTOL-MYERS SQUIBB COMPANY                                                         619,050                   36,059,662
  Developer and manufacturer of health and personal care products
GUIDANT CORPORATION*                                                                 866,100                   42,871,950
  Provider of medical instruments used for cardiovascular treatment
JOHNSON & JOHNSON                                                                    731,300                   74,501,188
  Developer and manufacturer of health care products
MERCK & Co., Inc.                                                                    799,600                   61,269,350
  Developer and manufacturer of pharmaceuticals
PFIZER INC.                                                                        1,272,500                   61,080,000
  Manufacturer of health care consumer products and specialty chemicals
SCHERING-PLOUGH CORPORATION                                                          853,200                   43,086,600
  Manufacturer of pharmaceuticals and health and personal care products                                    --------------
                                                                                                           $  491,153,644
                                                                                                           --------------

ELECTRIC AND GAS UTILITIES - 3.0%
UNICOM CORPORATION                                                                 1,170,200               $   45,272,113
  Electric utility
WILLIAMS COMPANIES, INC. (THE)                                                     1,803,000                   75,162,562
  Transporter and producer of natural gas                                                                  --------------
                                                                                                           $  120,434,675
                                                                                                           --------------

ENERGY - 8.3%
BP AMOCO PLC (ADRS) (United Kingdom)                                               1,009,300               $   57,088,531
  Explorer, producer, refiner, and retailer of petroleum products
COASTAL CORPORATION (THE)                                                          1,040,000                   63,310,000
  Energy holding company involved in oil and gas exploration and production
EXXON MOBIL CORPORATION                                                            1,072,600                   84,199,100
  Explorer and producer of natural gas, oil, and petroleum products
ROYAL DUTCH PETROLEUM COMPANY (NETHERLANDS)                                        1,111,600                   68,432,875
  Provider of international oil services
SCHLUMBERGER LTD.                                                                    809,400                   60,401,475
  Worldwide provider of energy services                                                                    --------------
                                                                                                           $  333,431,981
                                                                                                           --------------

----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION

                                                                                                           JUNE 30, 2000

                                                                                     SHARES                     VALUE
                                                                                ----------------           --------------
FINANCE AND INSURANCE - 16.3%
AMERICAN GENERAL CORPORATION                                                       1,009,300               $   61,567,300
  Diversified financial services provider
AMERICAN INTERNATIONAL GROUP, INC.                                                   799,600                   93,953,000
  International insurance holding company
BANK OF AMERICA CORPORATION                                                        1,672,287                   71,908,341
  Commercial bank
BANK OF NEW YORK COMPANY, INC.                                                     2,184,300                  101,569,950
  Commercial bank
CHUBB CORPORATION (THE)                                                            1,535,800                   94,451,700
  International holding company specializing in property and casualty insurance
CITIGROUP INC.                                                                     1,550,500                   93,417,625
  Provider of diversified financial services
FANNIE MAE                                                                           726,500                   37,914,219
  Provider of mortgage financing
MERRILL LYNCH & Co. Incorporated                                                     580,200                   66,723,000
  Provider of financial services
MORGAN (J.P.) & Co. Incorporated                                                     302,300                   33,290,787
  Provider of financial services                                                                           --------------
                                                                                                           $  654,795,922
                                                                                                           --------------

MACHINERY AND
  INDUSTRIAL EQUIPMENT - 7.1%
GENERAL ELECTRIC COMPANY                                                           3,261,600               $  172,864,800
  Provider of electrical equipment
UNITED TECHNOLOGIES CORPORATION                                                    1,891,800                  111,379,725
  Manufacturer of elevators, jet engines, flight systems,                                                  --------------
   and automotive parts
                                                                                                           $  284,244,525
                                                                                                           --------------

OFFICE EQUIPMENT - 2.0%
PITNEY BOWES INCORPORATED                                                          2,021,000               $   80,840,000
  Retailer of mailing equipment and supplies                                                               --------------

PAPER AND FOREST PRODUCTS - 0.7%
MEAD CORPORATION (THE)                                                             1,092,100               $   27,575,525
  Manfacturer of paper, lumber, and wood products                                                          --------------

RETAIL TRADE - 5.6%
CVS CORPORATION                                                                    1,511,500               $   60,460,000
  Pharmaceutical retailer
COSTCO WHOLESALE CORPORATION*                                                        480,000                   15,855,000
  Discount retailer
HOME DEPOT, INC. (THE)                                                               468,100                   23,375,744
  Retailer of building materials and home improvement products
MAY DEPARTMENT STORES COMPANY                                                      1,002,400                   24,057,600
  Department store operator
WAL-MART STORES, INC.                                                              1,799,100                  103,673,137
  Discount retailer                                                                                        --------------
                                                                                                           $  227,421,481
                                                                                                           --------------

----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                           JUNE 30, 2000

                                                                   VALUE
                                                              --------------
TOTAL COMMON STOCKS
  (COST: $2,847,707,909)                                      $3,851,844,139
                                                              --------------

TRI-CONTINENTAL FINANCIAL DIVISION+ - 0.3%
  (COST: $13,197,906)                                         $   13,332,545
                                                              --------------

SHORT-TERM HOLDINGS - 4.7%
  (COST: $190,900,000)                                        $  190,900,000
                                                              --------------

TOTAL INVESTMENTS - 100.8%
  (COST: $3,051,805,815)                                      $4,056,076,684


OTHER ASSETS LESS LIABILITIES - (0.8)%                           (33,751,792)
                                                               -------------
NET INVESTMENT ASSETS - 100.0%                                $4,022,324,892
                                                              ==============

----------
* Non-income producing security.
+ Restricted security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES  JUNE 30, 2000

ASSETS:
Investments at value:
 Common stocks (cost--$2,847,707,909) .........  $3,851,844,139
 Tri-Continental Financial Division
   (cost--$13,197,906) ........................      13,332,545
 Short-term holdings (cost--$190,900,000) .....     190,900,000
                                                 --------------
Total Investments (cost--$3,051,805,815) ......................        $4,056,076,684
Cash ..........................................................                54,550
Receivable for securities sold ................................             5,046,042
Receivable for dividends and interest .........................             3,498,101
Investment in, and expenses prepaid to,
 stockholder service agent ....................................               307,446
Receivable for Common Stock sold ..............................                23,217
Other .........................................................             2,108,972
                                                                       --------------
TOTAL ASSETS ..................................................        $4,067,115,012
                                                                       --------------

LIABILITIES:
Payable for securities purchased ..............................        $   40,912,191
Management fee payable ........................................             1,290,666
Payable for Common Stock repurchased ..........................               501,925
Preferred dividends payable ...................................               470,463
Accrued expenses and other ....................................             1,614,875
                                                                       --------------
TOTAL LIABILITIES .............................................        $   44,790,120
                                                                       --------------

NET INVESTMENT ASSETS .........................................        $4,022,324,892

Preferred Stock, at $50 par value .............................            37,637,000
                                                                       --------------
NET ASSETS FOR COMMON STOCK ...................................        $3,984,687,892
                                                                       ==============
NET ASSETS PER SHARE OF COMMON STOCK
  (MARKET VALUE--$25.25) ......................................                $31.80
                                                                               ======

STATEMENT OF CAPITAL STOCK AND SURPLUS  JUNE 30, 2000

CAPITAL STOCK:
  $2.50 Cumulative Preferred Stock, $50 par value,
   asset coverage per share--$5,343.58
  Shares authorized--1,000,000; issued
   and outstanding--752,740 ...................................        $   37,637,000
  Common Stock, $0.50 par value:
  Shares authorized--159,000,000; issued
   and outstanding--125,295,930 ...............................            62,647,965
SURPLUS:
 Capital surplus ..............................................         2,824,668,064
 Dividends in excess of net investment income .................            (3,016,908)
 Undistributed net realized gain ..............................            96,117,902
 Net unrealized appreciation of investments ...................         1,004,270,869
                                                                       --------------
                                                                       $4,022,324,892
                                                                       ==============

----------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld
  of $326,490) ...............................  $  26,737,899
 Interest ....................................      4,532,846
                                                -------------
TOTAL INVESTMENT INCOME .....................................           $ 31,270,745

EXPENSES:
 Management fee ..............................  $   7,753,960
 Stockholder account and registrar services ..      1,905,550
 Stockholder reports and communications ......        430,576
 Custody and related services ................        246,029
 Directors' fees and expenses ................        136,896
 Stockholders' meeting .......................        129,961
 Auditing and legal fees .....................         94,305
 Registration ................................         36,018
 Miscellaneous ...............................         63,596
                                                -------------
TOTAL EXPENSES ..............................................             10,796,891
                                                                        ------------
NET INVESTMENT INCOME .......................................           $ 20,473,854*
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
 Net realized gain on investments ............  $  92,321,555
 Net change in unrealized appreciation
  of investments .............................   (148,268,847)
                                                -------------
NET LOSS ON INVESTMENTS .....................................            (55,947,292)
                                                                        ------------
DECREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS ............................................           $(35,473,438)
                                                                        ============

----------
*Net investment income available for Common Stock is $19,532,929, which is net of Preferred Stock dividends of $940,925. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                         SIX MONTHS ENDED            YEAR ENDED
                                                           JUNE 30, 2000          DECEMBER 31, 1999
                                                        ------------------        -----------------
OPERATIONS:
Net investment income .................................  $    20,473,854            $   56,626,206
Net realized gain on investments ......................       92,321,555               434,056,822
Net change in unrealized appreciation
  of investments ......................................     (148,268,847)             (114,332,857)
                                                          --------------            --------------
INCREASE (DECREASE) IN NET INVESTMENT
  ASSETS FROM OPERATIONS ..............................   $  (35,473,438)           $  376,350,171
                                                          --------------            --------------

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
  Preferred Stock (per share: $1.25 and $2.50) ........   $     (940,925)           $   (1,881,850)
  Common Stock (per share: $0.17 and $0.48) ...........      (21,061,769)              (55,850,232)
                                                          --------------            --------------
                                                          $  (22,002,694)           $  (57,732,082)
Net realized gain on investments:
  Common Stock (per share: $0.56 and $3.794) ..........      (69,144,593)             (440,951,947)
                                                          --------------            --------------
DECREASE IN NET INVESTMENT ASSETS
  FROM DISTRIBUTIONS ..................................   $  (91,147,287)           $ (498,684,029)
                                                          --------------            --------------

CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued
  at market price in gain distributions
  (1,947,128 and 10,789,967 shares) ...................   $   49,104,134            $  313,599,376
Value of shares of Common Stock issued
  for investment plans (943,654 and 1,858,846 shares) .       23,692,015                55,065,194
Cost of shares of Common Stock purchased
  from investment plan participants
  (1,137,255 and 1,777,297 shares) ....................      (28,706,913)              (52,696,754)
Cost of shares of Common Stock purchased in the
  open market (1,691,800 and 2,919,000 shares) ........      (42,644,103)              (86,293,000)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (4,784 shares) .............................               --                     6,028
                                                          --------------            --------------
INCREASE IN NET INVESTMENT ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .....................   $    1,445,133            $  229,680,844
                                                          --------------            --------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS ..........   $ (125,175,592)           $  107,346,986

NET INVESTMENT ASSETS:
Beginning of period ...................................    4,147,500,484             4,040,153,498
                                                          --------------            --------------
END OF PERIOD (including dividends in excess of
  net investment income of $3,016,908 and $1,488,068,
  respectively) .......................................   $4,022,324,892            $4,147,500,484
                                                          ==============            ==============

----------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

  a. SECURITY VALUATION -- Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

  b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

       The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

  c. FEDERAL TAXES -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

  d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

  e. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. CAPITAL STOCK TRANSACTIONS -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

TRI-CONTINENTAL CORPORATION

    The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2000, 1,137,255 shares were purchased from Plan participants at a cost of $28,706,913, which represented a weighted average discount of 20.44% from the net asset value of those acquired shares. A total of 943,654 shares were issued to Plan participants during the six months ended June 30, 2000, for proceeds of $23,692,015, at a discount of 20.26% from the net asset value of those shares.

    The Corporation may make additional purchases of its Common Stock in the open market and elsewhere at such prices in such amounts as the Board of Directors may deem advisable. For the six months ended June 30, 2000, the Corporation purchased 1,691,800 shares of its Common Stock in the open market at an aggregate cost of $42,644,103, which represented a weighted average discount of 20.36% from the net asset value of those acquired shares.

    At June 30, 2000, 269,506 shares of Common Stock were reserved for issuance upon exercise of 13,543 Warrants, each of which entitled the holder to purchase
19.90 shares of Common Stock at $1.13 per share. Assuming the exercise of all Warrants outstanding at June 30, 2000, net investment assets would have increased by $304,541 and the net asset value of the Common Stock would have been $31.74 per share. The number of Warrants exercised during the six months ended June 30, 2000 and the year ended December 31, 1999, was -0- and 268, respectively.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $754,197,149 and $882,302,351, respectively. At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,136,138,537 and $131,867,668, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 2000, the Corporation owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 2000, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

    Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $1,853,981 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

    Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

    The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $413,972 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

TRI-CONTINENTAL CORPORATION

6. RESTRICTED SECURITIES -- At June 30, 2000, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at June 30, 2000, are as follows:

           Investments                      Acquisition Date(s)             Cost                 Value
------------------------------------        -------------------         -----------           -----------
WCAS Capital Partners II, L.P.              12/11/90 to 3/24/98         $ 5,962,340           $ 6,376,126
Whitney Subordinated Debt Fund, L.P.        7/12/89 to 11/10/98           7,235,566             6,956,419
                                                                        -----------           -----------
Total                                                                   $13,197,906           $13,332,545
                                                                        ===========           ===========

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

   The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

    "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

    The total investment returns for periods of less than one year are not annualized.

    The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                           SIX MONTHS                      YEAR ENDED DECEMBER 31,
                                             ENDED        ------------------------------------------------------
                                         JUNE 30, 2000     1999         1998        1997        1996       1995
                                         -------------    ------       ------      ------      ------     ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
 BEGINNING OF PERIOD ......................  $32.82       $34.13       $32.06      $29.28      $27.58     $23.70
                                             ------       ------       ------      ------      ------     ------
Net investment income .....................    0.16         0.48         0.54        0.60        0.68       0.74
Net realized and unrealized
 investment gain (loss) ...................   (0.34)        2.90         7.01        6.94        4.84       6.14
Net realized and unrealized gain (loss)
 from foreign currency transactions .......      --           --        (0.01)      (0.17)      (0.02)      0.03
                                             ------       ------       ------      ------      ------     ------
INCREASE FROM INVESTMENT
 OPERATIONS ...............................   (0.18)        3.38         7.54        7.37        5.50       6.91
Dividends paid on Preferred Stock .........   (0.01)       (0.02)       (0.02)      (0.02)      (0.02)     (0.02)
Dividends paid on Common Stock ............   (0.17)       (0.48)       (0.52)      (0.60)      (0.66)     (0.73)
Distributions from net gain realized ......   (0.56)       (3.79)       (4.28)      (3.45)      (2.72)     (2.01)
Issuance of Common Stock
 in gain distributions ....................   (0.10)       (0.40)       (0.65)      (0.52)      (0.40)     (0.27)
                                             ------       ------       ------      ------      ------     ------
NET INCREASE (DECREASE)
 IN NET ASSET VALUE .......................   (1.02)       (1.31)        2.07        2.78        1.70       3.88
                                             ------       ------       ------      ------      ------     ------
NET ASSET VALUE,
 END OF PERIOD ............................  $31.80       $32.82       $34.13      $32.06      $29.28     $27.58
                                             ======       ======       ======      ======      ======     ======
ADJUSTED NET ASSET VALUE,
  END OF PERIOD* ..........................  $31.74       $32.75       $34.06      $31.99      $29.22     $27.52
MARKET VALUE, END OF PERIOD ...............  $25.25       $27.875      $28.50      $26.6875    $24.125    $22.625

----------
See footnotes on page 21.

TRI-CONTINENTAL CORPORATION

                                              SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                 ENDED         --------------------------------------------------------------
                                             JUNE 30, 2000      1999          1998          1997          1996          1995
                                             -------------     ------        ------        ------        ------        ------
TOTAL INVESTMENT RETURN:
Based upon market value                          (6.77)%       12.57%        26.19%        27.96%        21.98%        27.95%
Based upon net asset value                       (0.28)%       10.67%        25.80%        26.65%        21.45%        30.80%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
  investment assets                                0.54%+       0.56%         0.58%         0.60%         0.62%         0.63%
Expenses to average net assets for
  Common Stock                                     0.55%+       0.56%         0.58%         0.60%         0.63%         0.64%
Net investment income to
  average net investment assets                    1.03%+       1.36%         1.59%         1.80%         2.27%         2.71%
Net investment income to average
  net assets for Common Stock                      1.04%+       1.38%         1.60%         1.82%         2.31%         2.75%
Portfolio turnover rate                           19.45%       42.83%        63.39%        83.98%        53.96%        62.28%
NET INVESTMENT ASSETS,
  END OF PERIOD (000S OMITTED):
For Common Stock                              $3,984,688   $4,109,863    $4,002,516    $3,391,816    $2,835,026    $2,469,149
For Preferred Stock                               37,637       37,637        37,637        37,637        37,637        37,637
                                              ----------   ----------    ----------    ----------    ----------    ----------
TOTAL NET INVESTMENT ASSETS                   $4,022,325   $4,147,500    $4,040,153    $3,429,453    $2,872,663    $2,506,786
                                              ==========   ==========    ==========    ==========    ==========    ==========

----------
* Assumes the exercise of outstanding warrants.
+ Annualized.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
Tri-Continental Corporation:

We have audited the accompanying statements of assets and liabilities of Tri-Continental Corporation, including the portfolio of investments as of June 30, 2000, of capital stock and surplus of Tri-Continental Corporation as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net investment assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for the six months then ended and for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Corporation's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of June 30, 2000, and the results of its operations for the six months then ended, and the changes in its net investment assets and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000

TRI-CONTINENTAL CORPORATION

PROXY RESULTS

   Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 18, 2000, in Pasadena, California. The description of each proposal and the voting results are stated below. Each nominee for Director was elected and the selection of Deloitte & Touche LLP as auditors for 2000 was ratified.

                                      For               Withheld
                                  ----------           ----------
Election of Directors:
  John R. Galvin                  98,081,576           3,184,983
  William C. Morris               98,712,893           2,553,666
  James Q. Riordan                98,558,518           2,708,041
  Robert L. Shafer                98,660,183           2,606,376



                                      For            Against         Abstain
                                 -----------        ---------       ---------
Ratification of Deloitte &
  Touche LLP as auditors          98,833,761        1,342,797       1,090,001

TRI-CONTINENTAL CORPORATION

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and
 Diplomacy at Tufts University

ALICE S. ILCHMAN (3,4)
TRUSTEE, Committee for Economic
 Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2,4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
 Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm

JAMES Q. RIORDAN (3,4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic
 Development

RICHARD R.SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
 J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS,Colby College

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR AND CONSULTANT,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
 Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
 J. & W. Seligman & Co. Incorporated


--------------------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

TRI-CONTINENTAL CORPORATION

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES W. KADLEC
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS

(800) TRI-1092    Stockholder Services

(800) 445-1777    Retirement Plan Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated
                  Telephone Access Service

                          TRI-CONTINENTAL CORPORATION

                                   MANAGED BY

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017
                             www.tri-continental.com


    This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.


                                                                     CETR13 6/00